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                                                                    EXHIBIT 24



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Nos. 33-35386, 33-78524 and 33-78522).




                                  /s/ ARTHUR ANDERSEN LLP






Chattanooga, Tennessee
February 26, 1998